UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2007

ENERJEX RESOURCES, INC.

(Name of small business issuer in its charter)

Nevada	000-30234	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7300 W. 110th, 7th Floor Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 693-4600

Copies of Communications to:

Stoecklein Law Group

MacArthur Court

4695 MacArthur Court

Eleventh Floor

Newport Beach, CA 92660

(949) 798-5690

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Well Development Agreement and Option for "Gas City Property" dated August 10, 2007

EnerJex Kansas, formerly Midwest Energy, Inc., a wholly owned subsidiary of the Registrant and Euramerica Energy, Inc. originally entered into an amended and restated letter agreement (the "Original Agreement") on August 10, 2007 describing the terms for proceeding with an exploration and development program on the leases owned by EnerJex Kansas (the "Property"). On December 10, 2007, EnerJex Kansas executed Amendment No. 1 to the Original Agreement to amend certain sections, including; certain of the completion aspects (such as Oil Zones, Conventional Gas Zones & CBM Zones) of the exploration and development program for 10 exploratory wells drilled on the Property using the $524,000 in Euramerica funds. A copy of the Amendment No. 1 is attached hereto as Exhibit 10.35.

Debenture Holder Amendment Letter

Pursuant to the Registration Rights Agreement dated April 11, 2007, by and among Midwest Energy (now known as Energy Kansas), the Registrant and the Buyers of certain of the Registrant's debentures, the Registrant was obligated to file the second Registration Statement to register the Second Registration Amount (3,000,000 shares) of the Closing Securities within six months and one day of the First Effectiveness Date. The first Registration Statement was declared effective on August 14, 2007, which would make the Second Filing Deadline to be on or about May 19, 2008. Further, the Company is obligated to file a third Registration Statement within six months and one day of the Second Effectiveness Date (approximately November 20, 2008). On December 10, 2007, the Registrant and Buyers executed an amendment letter wherein the Registrant agreed to accelerate the filing of the second Registration Statement to be on or before December 31, 2007 in exchange for the Buyers agreeing not to accelerate the Third Filing Deadline (i.e. – the Third Filing Deadline would remain to be on or about November 20, 2008). In addition, the letter allows for the Registrant its subsidiaries to hedge up to 75% of its production for up to 36 months. A copy of the lender amendment letter is attached hereto as Exhibit 10.36.

Section 8 – Other Events

Item 8.01 Other Events.

On December 11, 2007, the Registrant issued a press release reporting that its operating subsidiaries have exceeded the Registrant's Debenture covenant that requires the Registrant to meet an average daily production of 180 Barrels of Oil Equivalent Per Day (BOPDE) starting November 15, 2007 and ending December 15, 2007. A copy of the press release is attached hereto as Exhibit 99.7.

On December 12, 2007, the Registrant issued another press release reporting an update to operating activity completed by its wholly owned operating subsidiaries EnerJex Kansas and DD Energy, through the period ended November 30, 2007. A copy of the press release is attached hereto as Exhibit 99.8.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
10.35	Amendment No. 1 to Well Development Agreement and Option for "Gas City Property" dated December 10, 2007
10.36	Debenture Holder Amendment Letter dated December 10, 2007
99.7	Press Release dated 12/11/07- Registrant Exceeds Production Threshold
99.8	Press Release dated 12/12/07- Operating Activity Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By: /s/Steve Cochennet

Steve Cochennet, Chief Executive Officer

Date: December 19, 2007

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